Goodwill - Schedule of Illustrates the FV of the Assets and Liabilities (Details) - USD ($)	Jun. 30, 2025	Jun. 30, 2024
Schedule of Illustrates the FV of the Assets and Liabilities [Abstract]
Cash	$ 757
Receivables	8,392
Payables	(6,881)
Net assets at acquisition	2,268
Foreign currency exchange loss	(24,677)
Non-controlling interest	(20,202)
Total consideration paid for acquisition	(2,000,000)
Goodwill	$ 2,042,611